UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 28, 2020
COLUMBIA BANKING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Washington	000-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 A Street
Tacoma, WA 98402-2156
(Address of principal executive offices and zip code)
(253) 305-1900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, No Par Value	COLB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 28, 2020, Columbia Banking System, Inc. (the “Company”) announced that Eric Eid has been appointed as the Interim Chief Financial Officer of the Company and its wholly owned subsidiary, Columbia State Bank, effective February 28, 2020. Mr. Eid will fill, on an interim basis, the role previously held by Gregory A. Sigrist, who separated from the Company and Bank by mutual agreement effective February 28, 2020. The Company intends to conduct a national search for a new Chief Financial Officer, and both internal and external candidates will be considered.
Mr. Eid, age 63, joined the Bank as Senior Vice President, Chief Information Officer in March 2010, and in February 2018, was appointed Executive Vice President, Chief of Innovation and Technology. Effective January 6, 2020, Mr. Eid was appointed Executive Vice President, Chief Digital and Technology Officer, and was appointed to the Executive Committee of the Company. Mr. Eid has over 40 years of experience in financial services, technology and operations leadership, including over 10 years in corporate accounting and finance leadership roles. He began his career as a Certified Public Accountant with KPMG and holds a bachelor’s degree in business administration from Washington State University.
There are no arrangements or understandings between Mr. Eid and any other persons pursuant to which he was selected as an officer. There are no family relationships between Mr. Eid and any director or executive officer of the Company (or person nominated or chosen to become a director or executive officer of the Company), and Mr. Eid has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
The following exhibits are being filed herewith:

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date:	February 28, 2020	/s/ KUMI Y. BARUFFI
Kumi Y. Baruffi
Executive Vice President, General Counsel